UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2008

Alliance Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

United States	001-33189	56-2637804
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

541 Lawrence Road, Broomall, Pennsylvania		19008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 353-2900

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On April 28, 2008, Alliance Bancorp, Inc. of Pennsylvania (the “Company”) issued a press release announcing its results of operations for the quarter ended March 31, 2008.

A copy of the press release dated April 28, 2008 is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release dated April 28, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

Date: April 28, 2008	By:	/s/Dennis D. Cirucci
Dennis D. Cirucci
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 28, 2008